UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                         July 30, 2015

     MUELLER INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

8285 Tournament Drive Suite 150 Memphis, Tennessee	38125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                           (901) 753-3200

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items
On July 30, 2015, the Board of Directors (the “Board”) of Mueller Industries, Inc (the “Company”) appointed Gregory L. Christopher, the current Chief Executive Officer of the Company, as Chairman of the Board, effective January 1, 2016. Gary S. Gladstein, the Company’s outgoing Chairman, will continue to serve as Chairman of the Board until December 31, 2015 and thereafter will be appointed as the Lead Independent Director of the Board effective January 1, 2016. Accordingly, Mr. Christopher will be the Chief Executive Officer of the Company and the Chairman of the Board effective January 1, 2016.
A copy of the press release regarding the appointment of Mr. Christopher as Chairman of the Board and Mr. Gladstein as Lead Independent Director of the Board is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
Exhibit No.	Description
99.1	Press Release, dated July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By: /s/ Gary C. Wilkerson
Name:	Gary C. Wilkerson
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 31, 2015